[Pioneer logo]
Pioneer
Cash Reserves
Fund



ANNUAL REPORT 12/31/96

T a b l e  o f  C o n t e n t s
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Letter from the Chairman                            1

Portfolio Summary                                   2

Performance Update                                  3

Portfolio Management Discussion                     4

Schedule of Investments                             6

Financial Statements                                7

Notes to Financial Statements                      13

Report of Independent Public Accountants           17

Tax Treatment of Distributions                     18

Trustees' Fees and Share Ownership                 19

Trustees, Officers and Service Providers           20

Pioneer Cash Reserves Fund
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LETTER FROM THE CHAIRMAN 12/31/96
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D e a r  S h a r e o w n e r,
-----------------------------------------------------------------------------


It is with pleasure that I introduce this report for Pioneer Cash Reserves Fund, covering the year ended December 31, 1996.


The bond market went full cycle during the year, going from falling interest rates and rising bond prices to rising rates and falling prices, and back again. Short-term interest rates moved up and down, although far less dramatically than rates on long-term investments. Your Fund's management team was diligent, adjusting the portfolio to offer a steady $1 share price and pursue an attractive income stream. We are pleased to report they were successful on both counts. Pioneer Cash Reserves Fund continues to be a high-quality choice for shareowners with short investment horizons or a need for capital preservation.


A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the portfolio management team's insights into market conditions, portfolio strategy and results. We hope you find them informative.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Cash Reserves Fund. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.
John F. Cogan, Jr.,
Chairman and President

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Pioneer Cash Reserves Fund
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PORTFOLIO SUMMARY 12/31/96
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P o r t f o l i o  D i v e r s i f i c a t i o n

(As a percentage of total investment portfolio)

[pie chart]
Commercial Paper                                  87%
U.S. Government Agency Obligations                13%


1 0  L a r g e s t  H o l d i n g s

(As a percentage of total investment portfolio)
-----------------------------------------------------------------------------
 1. General Electric Capital Corp., 5.31%, 1/17/97      4.73%
 2. Household Finance Corp., 5.5%, 1/22/97              4.71
 3. JP Morgan & Co. Inc., 5.37%, 1/8/97                 4.61
 4. Bankers Trust New York Corp., 5.29%, 1/24/97        4.59
 5. BankAmerica Corp., 5.25%, 1/6/97                    4.33
 6. American Express Credit Corp., 5.29%, 2/4/97        4.03
 7. EI du Pont de Nemours & Co., 5.26%, 1/14/97         3.91
 8. Xerox Corp., 5.25%, 3/10/97                         3.85
 9. CoreStates Financial Corp., 5.39%, 1/16/97          3.77
10. Kellogg Co., 5.3%, 2/5/97                           3.77


Fund holdings will vary for other periods.

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Pioneer Cash Reserves Fund
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PERFORMANCE UPDATE 12/31/96
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S h a r e  P r i c e s
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Net Asset Value per Share     12/31/96     12/31/95
Class A Shares                  $1.00       $1.00
Class B Shares                   1.00        1.00
Class C Shares                   1.00        1.00*


*Net asset value at inception on 1/31/96.



D i s t r i b u t i o n s
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Per Share                    Income         Short-Term           Long-Term
(12/31/95-12/31/96)        Dividends      Capital Gains       Capital Gains

Class A Shares                $0.046              -                   -
Class B Shares                $0.038              -                   -
Class C Shares*               $0.033              -                   -

*Period begins at inception on 1/31/96.

Y i e l d s
-----------------------------------------------------------------------------

                        7-Day Simple       7-Day Effective*
Class A Shares             4.64%                4.74%
Class B Shares             3.70%                3.77%
Class C Shares             3.56%                3.63%

*Assumes daily compounding of dividends.


The Fund is currently waiving all or a portion of its management fees and/or expenses. Otherwise, 7-day annualized yields would have been 4.44% for Class A Shares, 3.54% for Class B Shares and 3.40% for Class C Shares.


Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1 per share. An investment in the Fund is not insured or guaranteed by the U.S. government.

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Pioneer Cash Reserves Fund
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PORTFOLIO MANAGEMENT DISCUSSION 12/31/96
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D e a r  S h a r e o w n e r ,
-----------------------------------------------------------------------------


We are pleased to have this opportunity to discuss the performance of Pioneer Cash Reserves Fund for its fiscal year ended December 31, 1996. Once again, the Fund met its investment objective of providing current income and a stable $1 share price. The Fund invests primarily in high-quality money market instruments issued by the U.S government, corporations and banks. All issues in the portfolio are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor Services (A1) and Moody's Investor Services (P1).

Slow, Steady Economy in First Half

It was a fast-paced 12 months for the bond market. Longer-term interest rates showed a lot of volatility, reacting to the threat of rising inflation. As it turned out, it was a threat that never materialized, but still had a significant impact on the bond markets. As expected, your Fund's performance reflected the movement of short-term interest rates, which moved far less dramatically than intermediate- or long-term rates.

After making a small cut in short-term interest rates on January 31st, the Federal Reserve did not change rates again over the remainder of the year. Wage inflation stayed minimal due to foreign competition, and corporate America continued its downsizing trend. As a result, inflation stayed in a comfortable range, and the economy never picked up enough steam to warrant interest rate increases. Even the federal budget quietly made progress without the intense scrutiny of the previous year.

These relatively positive events moved short-term interest rates higher in the first half of the year. And since money market fund yields tend to follow short-term interest rates, we took this opportunity to add longer maturities to the Fund's portfolio. On December 31, 1995, the Fund's average maturity was 25 days, which we gradually increased to 27 days by December 31, 1996. This relatively low maturity gives the Fund extra liquidity and mobility.

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Pioneer Cash Reserves Fund
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Bond Prices Headed Up, Interest Rates Fell as Year Progressed

By mid-year, worries surfaced about an overheating economy and interest rates spiked up. However, after a few months, it again became evident that the economy was not moving too fast. Interest rates reversed their direction, heading downward and sending bond prices back up.

Another strategy we used to maintain the Fund's yield was to increase investments in corporate commercial paper, which offers slightly higher yields than U.S. Treasury bills. As of December 31, 1996, 87% of the Fund's portfolio was invested in commercial paper, with the remaining 13% in U.S. government agency obligations. This maneuvering allowed the Fund to continue paying an attractive yield, although the Fund's dividend rate did fluctuate as short-term interest rates changed.

Looking Ahead: Inflation Under Control, Slightly Lower Interest Rates

As we head into 1997, we think investors can expect less volatility in the bond market. The economy remains slow with inflation under control. In this steady economic environment, we would not expect the Federal Reserve to raise short-term interest rates. However, we will closely monitor the markets and economic data for signs of change in economic growth and Fed policy.

Once again, our primary focus will be on investments in only the highest quality issues of the U.S. government and corporations. Because we understand that investors are looking for a "safe harbor" in fast-moving markets, our investment team will continue to manage Pioneer Cash Reserves Fund so it offers the liquidity and safety that shareowners have come to expect.

Respectfully,

/s/ Sherman B. Russ,
    Sherman B. Russ,
    Portfolio Manager

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Pioneer Cash Reserves Fund
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SCHEDULE OF INVESTMENTS 12/31/96
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Principal
Amount                                                                  Value
            INVESTMENT IN SECURITIES - 100.0%
            Commercial Paper - 86.9%
$8,370,000     American Express Credit Corp., 5.29%, 2/4/97       $  8,329,413
 6,000,000     American General Finance Corp., 5.4%, 1/7/97          5,995,500
 4,510,000     Amoco Co., 5.25%, 2/21/97                             4,477,115
 5,510,000     Associates Corp., 5.31%, 1/21/97                      5,494,558
 8,970,000     Bankamerica Corp., 5.25%, 1/6/97                      8,964,767
 9,520,000     Bankers Trust New York Corp., 5.29%, 1/24/97          9,489,224
 1,285,000     Beneficial Corp., 5.5%, 1/31/97                       1,279,307
 4,160,000     Commercial Credit Co., 5.5%, 1/29/97                  4,142,840
 7,815,000     CoreStates Financial Corp., 5.39%, 1/16/97            7,798,619
 8,100,000     E I du Pont de Nemours & Co., 5.26%, 1/14/97          8,085,798
 7,892,000     Exxon Asset Management, 6.25%, 1/2/97                 7,892,000
 5,000,000     Gannett Co., 5.35%, 1/13/97                           4,991,826
 9,800,000     General Electric Capital Corp., 5.31%, 1/17/97        9,778,318
 4,000,000     Golden Peanut Co., 5.27%, 1/15/97                     3,992,388
 7,065,000     Hershey Foods Corp., 5.31%, 1/31/97                   7,034,779
 9,780,000     Household Finance Corp., 5.5%, 1/22/97                9,750,117
 7,835,000     Kellogg Co., 5.3%, 2/5/97                             7,795,781
 9,550,000     J P Morgan & Co. Inc., 5.37%, 1/8/97                  9,541,453
 6,065,000     National Rural Utilities Corp., 5.27%, 1/27/97        6,042,804
 4,960,000     Norwest Financial Inc., 5.4%, 1/23/97                 4,944,376
 7,640,000     Pitney Bowes Credit Corp., 5.27%, 2/7/97              7,599,737
 4,795,000     Prudential Funding Corp., 5.3%, 1/10/97               4,789,246
 5,385,000     Republic New York Corp., 5.35%, 1/9/97                5,379,398
 6,000,000     Southwestern Bell, 5.33%, 2/18/97                     5,958,248
 6,450,000     Texaco Inc., 5.48%, 1/30/97                           6,422,509
 5,900,000     Warner Lambert, 5.26%, 1/3/97                         5,899,138
 8,040,000     Xerox Corp., 5.25%, 3/10/97                           7,961,442
                                                                 --------------
            Total Commercial Paper                                $179,830,701
                                                                 --------------
            U.S. Government Agency Obligations - 13.1%
 6,000,000     Federal Farm Credit Bank, 5.33%, 1/2/97            $  6,000,000
 7,000,000     Federal Farm Credit Bank, 5.32%, 2/3/97               7,000,000
 7,000,000     Federal Farm Credit Bank, 5.22%, 3/3/97               7,000,000
 7,000,000     Federal Farm Credit Bank, 5.25%, 4/1/97               7,000,000
                                                                 --------------
            Total U.S. Government Agency Obligations              $ 27,000,000
                                                                 --------------
            TOTAL INVESTMENT IN SECURITIES(a)                     $206,830,701
                                                                 ==============

(a) At December 31, 1996, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.

The accompanying notes are an integral part of these financial statements.

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Pioneer Cash Reserves Fund
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BALANCE SHEET 12/31/96
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ASSETS:
  Investment in securities (cost $206,830,701)            $206,830,701
  Receivables -
    Fund shares sold                                         1,988,011
    Interest                                                   175,076
  Other                                                         11,350
                                                        --------------
      Total assets                                        $209,005,138
                                                        --------------
LIABILITIES:
  Payables -
    Investment securities purchased                       $  7,000,000
    Fund shares repurchased                                  1,132,399
    Dividends                                                   60,537
    Due to bank                                                    215
  Due to affiliates                                            175,144
  Accrued expenses                                              37,534
                                                        --------------
      Total liabilities                                   $  8,405,829
                                                        --------------
NET ASSETS:
  Fund Shares                                             $200,875,372
  Accumulated net realized loss on investments                (276,063)
                                                       --------------
      Total net assets                                    $200,599,309
                                                       ==============
NET ASSET VALUE PER SHARE:
  (Offering and redemption price;
    unlimited number of shares authorized)
      Class A - (based on $189,345,932/189,621,995 shares)      $1.00
                                                            =========
      Class B - (based on $10,341,561/10,341,561 shares)        $1.00
                                                            =========
      Class C - (based on $911,816/911,816 shares)              $1.00
                                                            =========

The accompanying notes are an integral part of these financial statements.

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Pioneer Cash Reserves Fund
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STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the Year Ended 12/31/96

INVESTMENT INCOME:
  Interest                                                      $10,431,324
                                                               ------------
EXPENSES:
  Management fees                                  $771,591
  Transfer agent fees
    Class A                                         575,482
    Class B                                          30,462
    Class C                                           1,540
  Distribution fees
    Class A                                         259,453
    Class B                                         101,494
    Class C                                           4,180
  Accounting                                         71,179
  Custodian fees                                     44,061
  Registration fees                                  88,287
  Professional fees                                  67,852
  Printing                                           12,098
  Fees and expenses of nonaffiliated trustees        17,167
  Miscellaneous                                      49,737
                                                  ---------
       Total expenses                                           $ 2,094,583
       Less management fees waived
         by Pioneering Management Corporation                      (257,425)
       Less fees paid indirectly                                   (111,525)
                                                                ------------
       Net expenses                                              $ 1,725,633
                                                                ------------
       Net investment income                                     $ 8,705,691
                                                                ------------
     Net increase in net assets resulting from operations        $ 8,705,691
                                                                ============

The accompanying notes are an integral part of these financial statements.

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Pioneer Cash Reserves Fund
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STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Years Ended 12/31/96 and 12/31/95

                                                          Year Ended       Year Ended
                                                           12/31/96         12/31/95
FROM OPERATIONS:
Net investment income                                     $   8,705,691    $   8,638,793
Net realized loss on investments                                        -             (639)
                                                         --------------   --------------
  Net increase in net assets resulting from operations    $   8,705,691    $   8,638,154
                                                         --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.05 and $0.05 per share, respectively)       $  (8,310,286)   $  (8,479,787)
  Class B ($0.04 and $0.03 per share, respectively)            (380,029)        (159,006)
  Class C ($0.03 per share)                                     (15,376)               -
                                                         --------------   --------------
    Total distributions to shareholders                   $  (8,705,691)   $  (8,638,793)
                                                         --------------   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 572,906,395    $ 571,316,827
Reinvestment of distributions                                 7,889,833        7,861,453
Cost of shares repurchased                                 (551,591,434)    (580,978,330)
                                                         --------------   --------------
  Net increase (decrease) in net assets
    resulting from fund share transactions                $  29,204,794    $  (1,800,050)
                                                         --------------   --------------
  Net increase (decrease) in net assets                   $  29,204,794    $  (1,800,689)

NET ASSETS:
Beginning of year                                           171,394,515      173,195,204
                                                         --------------   --------------
End of year                                               $ 200,599,309    $ 171,394,515
                                                         --------------   --------------

                                                           '96 Amount       '95 Amount
CLASS A
Shares sold                                               $ 519,457,178    $ 548,292,258
Reinvestment of distributions                                 7,539,821        7,715,889
Less shares repurchased                                    (501,471,395)    (565,382,384)
                                                         --------------   --------------
    Net increase (decrease)                               $  25,525,604    $  (9,374,237)
                                                         ==============   ==============
CLASS B
Shares sold                                               $  49,475,014    $  23,024,569
Reinvestment of distributions                                   335,905          145,564
Less shares repurchased                                     (47,043,545)     (15,595,946)
                                                         --------------   --------------
    Net increase                                          $   2,767,374    $   7,574,187
                                                         ==============   ==============
CLASS C*
Shares sold                                              $   3,974,203
Reinvestment of distributions                                   14,107
Less shares repurchased                                     (3,076,494)
                                                         --------------
    Net increase                                         $     911,816
                                                         ==============

*Class C shares were first publicly offered on January 31, 1996.


The accompanying notes are an integral part of these financial statements.

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Pioneer Cash Reserves Fund
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FINANCIAL HIGHLIGHTS 12/31/96
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
                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                  12/31/96     12/31/95     12/31/94     12/31/93     12/31/92
CLASS A
Net asset value,
beginning of year   $   1.00    $    1.00      $   1.00     $  1.00    $  1.00
                  ----------   ----------   ----------   ----------   ----------
Income from
investment
operations:
Net investment
income              $   0.05    $    0.05      $   0.03     $  0.02    $   0.03
Distributions to
shareholders
from:
Net investment
income                 (0.05)       (0.05)        (0.03)      (0.02)     (0.03)
                  ----------    ----------    ----------   ----------   --------
Net asset value,
end of period       $   1.00    $    1.00      $   1.00     $  1.00    $   1.00
                  ==========    ==========    ==========   ==========  =========
Total return*           4.65%        5.17%         3.57%       2.47%       3.06%
Ratio of net
expenses to
average net
assets                  0.91%+       0.88%+        0.50%       0.75%      0.81%
Ratio of net
investment income
to average net
assets                  4.50%+       5.00%+        2.59%       2.44%      3.03%
Net assets, end of
year (in
thousands)          $189,346     $163,820      $173,195     $64,841    $59,097
Ratios assuming no
waiver of
management fees
by PMC and no
reduction for
fees paid
indirectly:
Net expenses            1.05%        1.15%         0.65%       1.10%      1.01%
Net investment
income                  4.36%        4.73%         2.44%       2.09%      2.82%
Ratios assuming
waiver of
management fees
by PMC and
reduction for
fees paid
indirectly:
Net expenses            0.85%        0.82%           -            -         -
Net investment
income                  4.56%        5.06%           -            -         -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

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Pioneer Cash Reserves Fund
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FINANCIAL HIGHLIGHTS 12/31/96
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                                               Year Ended   3/31/95 to
                                                12/31/96     12/31/95
CLASS B
Net asset value, beginning of period                $ 1.00       $ 1.00
                                                  ----------    ----------
Income from investment operations:
  Net investment income                             $ 0.04       $ 0.03
Distributions to shareholders from:
  Net investment income                              (0.04)       (0.03)
                                                  ----------    ----------
Net asset value, end of period                      $ 1.00       $ 1.00
                                                  ==========    ==========
Total return*                                         3.82%        3.28%
Ratio of net expenses to average net assets           1.75%+       1.66%**+
Ratio of net investment income to average net
assets                                                3.66%+       4.20%**+
Net assets, end of period (in thousands)           $10,342       $7,574
Ratios assuming no waiver of management fees by
  PMC and no reduction for fees paid indirectly:
  Net expenses                                        1.88%        1.86%**
  Net investment income                               3.53%        4.00%**
Ratios assuming waiver of management fees by PMC
  and reduction for fees paid indirectly:
  Net expenses                                        1.67%        1.61%**
  Net investment income                               3.74%        4.25%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

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Pioneer Cash Reserves
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FINANCIAL HIGHLIGHTS 12/31/96
-----------------------------------------------------------------------------
                                                           1/31/96 to
                                                            12/31/96
CLASS C (a)
Net asset value, beginning of period                        $ 1.00
                                                           ----------
Income from investment operations:
  Net investment income                                     $ 0.03
Distributions to shareholders from:
  Net investment income                                      (0.03)
                                                           ----------
Net asset value, end of period                              $ 1.00
                                                           ==========
Total return*                                                 3.35%
Ratio of net expenses to average net assets                   1.84%**+
Ratio of net investment income to average net assets          3.61%**+
Net assets, end of period (in thousands)                      $912
Ratios assuming no waiver of management fees by PMC
  and no reduction for fees paid indirectly:
  Net expenses                                                1.95%**
  Net investment income                                       3.50%**
Ratios assuming waiver of management fees by PMC
  and reduction for fees paid indirectly:
  Net expenses                                                1.77%**
  Net investment income                                       3.68%**

(a) Class C shares were first publicly offered on January 31, 1996.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
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NOTES TO FINANCIAL STATEMENTS 12/31/96
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1. Organization and Significant Accounting Policies


Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the fund is to provide high current income, preservation of capital and liquidity through investments in high quality short-term securities.


The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

After the close of business on June 30, 1996 (Closing Date), the Fund acquired the assets of Pioneer U.S. Government Money Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of the Fund and
(ii) the assumption by the Fund of the liabilities of Pioneer U.S. Government Money Fund. Following this transfer, Pioneer U.S. Government Money Fund was liquidated and Class A shares of the Fund were distributed to the former shareholders of Pioneer U.S. Government Money Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of Pioneer U.S. Government Money Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The net assets, net asset values per share and shares outstanding as of the Closing Date were:

                       Pioneer               Pioneer              Pioneer
                 U.S. Government Fund  Cash Reserves Fund   Cash Reserves Fund
                 (Pre-reorganization) (Pre-reorganization) (Post-reorganization)
                 --------------------- ------------------- ---------------------
Net Assets             $23,948,932         $170,674,144         $194,623,076
Shares Outstanding      23,948,932          170,950,207          194,899,139
Net Asset Value per
Share                    $1.00                $1.00                $1.00

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of con-

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Pioneer Cash Reserves Fund
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NOTES TO FINANCIAL STATEMENTS 12/31/96   (continued)
-----------------------------------------------------------------------------

tingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

Security transactions are recorded on trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income for securities purchased at face (par) value is recorded on the accrual basis.

B. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

The Fund records sales and repurchases of its shares on trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in

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Pioneer Cash Reserves Fund
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each class and the ratable allocation of related out-of-pocket expense (see
Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1996, $60,903 were payable to PMC related to management fees and certain other services.

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Pioneer Cash Reserves Fund
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NOTES TO FINANCIAL STATEMENTS 12/31/96   (continued)
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3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $35,303 in transfer agent fees payable to PSC at December 31, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.15% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $78,938 in distribution fees payable to PFD at December 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1996, CDSCs in the amount of $90,572 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $111,525 under such arrangements.

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Pioneer Cash Reserves Fund
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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To the Shareholders and the Board of Trustees of Pioneer Cash Reserves Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Cash Reserves Fund as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cash Reserves Fund as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 3, 1997

Pioneer Cash Reserves Fund
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TAX TREATMENT OF DISTRIBUTIONS
-----------------------------------------------------------------------------
Made during the year ended 12/31/96

During the year ended December 31, 1996, Pioneer Cash Reserves Fund paid the following distributions from net investment income:

         Distributions   Distributions    Distributions
Payment        Per Share       Per Share        Per Share
Date          (Class A)       (Class B)        (Class C)

 1/31/96        $0.0039         $0.0032          $0.0000
 2/29/96         0.0036          0.0031           0.0030
 3/29/96         0.0038          0.0033           0.0030
 4/30/96         0.0037          0.0031           0.0029
 5/31/96         0.0040          0.0033           0.0032
 6/28/96         0.0035          0.0028           0.0028
 7/31/96         0.0039          0.0032           0.0033
 8/30/96         0.0041          0.0034           0.0035
 9/30/96         0.0035          0.0029           0.0029
10/31/96         0.0039          0.0031           0.0033
11/29/96         0.0038          0.0030           0.0028
12/31/96         0.0039          0.0031           0.0028
           -------------   -------------  --------------
Total           $0.0456         $0.0375          $0.0335
           =============   =============  ==============

For the purposes of the 70% dividends received deduction allowed by Corporate Shareholders, none of the total distributions presented above represent qualifying dividends.

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Pioneer Cash Reserves Fund
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TRUSTEES' FEES AND SHARE OWNERSHIP 12/31/96
-----------------------------------------------------------------------------

Trustees' Fees, Principal Shareholders and Share
Ownership of Trustees and Officers (Unaudited)

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended December 31, 1996 was $14,614, plus expenses incurred in attending trustees meetings of $4,153. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At December 31, 1996, the trustees and officers of the Fund owned beneficially 807,036 of Class A shares of the Fund (0.4% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at December 31, 1996.

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Pioneer Cash Reserves Fund
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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
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Trustees

John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers

John F. Cogan, Jr., Chairman and
President
David D. Tripple, Executive Vice President
Sherman B. Russ, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

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                      This page for your notes.

                                  21
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HOW TO CONTACT PIONEER
-----------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts, new accounts, prospectuses, applications and service forms 1-800-225-6292

FactFone(SM) for automated fund yields, prices, account information and transactions 1-800-225-4321

Retirement plans information 1-800-622-0176

Telecommunications Device for the Deaf (TDD) 1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax 1-800-225-4240


Our Internet e-mail address ask.pioneer@piog.com
(for general questions about Pioneer only)


This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer logo]  Pioneer Funds Distributor, Inc.
                60 State Street
                Boston, Massachusetts 02109



0297-3936
(c) Pioneer Funds Distributor, Inc.
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